EATON VANCE DIVERSIFIED INCOME FUND EATON VANCE STRATEGIC INCOME FUND Supplement to Prospectuses dated March 1, 2010

The following replaces the first paragraph under "Investment Grade Income Portfolio and
Investment Portfolio (the "Investment Grade Portfolios")". in "Appendix A - Portfolio Overview":

Investment Grade Income Portfolio and Investment Portfolio (the "Investment Grade Portfolios"). Investment Grade Income
Portfolio’s investment objective is to seek current income and total return. The Portfolio primarily invests in preferred stocks, corporate bonds, U.S. Government securities, money market instruments, MBS (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations). Under normal circumstances, the Portfolio will invest at least
80% of its net assets in investment grade securities and unrated securities determined by its investment adviser to be of comparable quality. The Portfolio will limit investments in securities rated below investment grade to not more than 15% of its total assets. The
Portfolio can invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.
Investment Grade Income Portfolio may invest in dollar denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depository receipts which evidence ownership in the underlying foreign stocks). Such investments are not subject to the Portfolio’s 25% limitation on investing in foreign securities.

April 14, 2010	DISIPS